KEYPORT ADVISOR VISTA
GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Variable Account A
OF
KEYPORT LIFE INSURANCE COMPANY
SUPPLEMENT DATED MARCH 25, 2003
TO
PROSPECTUS DATED MAY 1, 2000

Merger of Advisers and Sub-advisers

On or about April 1, 2003, Liberty Advisory Services Corp., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc. ("NPMI"), merged into Columbia Management Advisers, Inc. ("Columbia"), a registered investment adviser. Each of the four merging companies was a registered investment adviser and advised or sub-advised various fund in the Liberty and Stein Roe families of funds, some of which are underlying Portfolios for the Sub-accounts available under your Certificate. Columbia, a direct subsidiary of Columbia Management Group, Inc. ("CMG"), is the surviving company in these mergers and is now the investment adviser to the following underlying Portfolios for your Certificate: Colonial High Yield Securities Fund, Variable Series; Colonial Small Cap Value fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Colonial U.S. Growth & Income Fund, Variable Series; Liberty All-Star Equity Fund, Variable Series; Liberty Value Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; Stein Roe Money Market Fund, Variable Series; and Stein Roe Small Company Growth Fund, Variable Series.

All of the merged companies were direct or indirect subsidiaries of CMG, which in turn is a subsidiary of Fleet National Bank.

Sub-account Name Changes

Effective April 7, 2003, the following Sub-accounts are changing their names, to reflect a change in the name of the underlying Portfolios:

Old Name	New Name

Colonial U.S. Growth & Income Fund	Liberty Growth & Income Fund

Stein Roe Balanced Fund	Liberty Asset Allocation Fund

Stein Roe Money Market Fund	Liberty Money Market Fund

Merger of Underlying Portfolios

At a shareholders meeting held on February 19, 2003, the merger of each Target Portfolio listed below into corresponding Surviving Portfolio were approved. The mergers are scheduled to occur on or about April 7, 2003. Except for the merger involving Liberty Value Fund, Variable Series, when the mergers occur, we will change the name of the Sub-accounts that invest in the Target Portfolios to reflect the change in the underlying Portfolios, and the subsequent performance of the affected Sub-accounts will reflect the performance of the relevant Surviving Portfolio. When the merger of Liberty Value Fund, Variable Series into Liberty Growth & Income Fund, Variable Series occurs, your Certificate Value allocated to the Sub-account investing in the Target Portfolio will be restated in terms of the units and unit values for the Sub-Account investing in the Surviving Portfolio, and subsequent performance will reflect the performance of the Surviving Portfolio.

Target Portfolio	Surviving Portfolio

Colonial High Yield Securities Fund, Variable Series	Columbia High Yield Fund, Variable Series

Liberty Value Fund, Variable Series	Liberty Growth & Income Fund, Variable Series

Stein Roe Global Utilities Fund, Variable Series	Columbia International Fund, Variable Series

KAV.SUP	03/03